Exhibit 10(h)-3

EXECUTION VERSION
COMMITMENT EXTENSION AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
(Commitment Extension Pursuant to Section 2.08(d) of Credit Agreement and Amendment Pursuant to Section 9.05 of Existing Credit Agreement)
This COMMITMENT EXTENSION AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) dated as of January 4, 2017, is entered into by and among LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) extending their Commitments (as defined in the Credit Agreement) (collectively, the “Extending Lenders”), the other Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).
RECITALS
A.     Borrower, the Extending Lenders, the Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 (as amended, restated, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”).
B. The Borrower desires to amend the Existing Credit Agreement to change the existing Termination Date, effective as of the date hereof, from December 31, 2020 to January 27, 2021, and to make certain additional changes to Section 2.08(d) of the Existing Credit Agreement, and the Lenders party hereto agree to such amendment (the “Termination Date Amendment”). Pursuant to Section 2.08(d) of the Credit Agreement, after giving effect to the Termination Date Amendment, Borrower has requested a further extension of the Termination Date (the “Commitment Extension”) of the Commitments by one year, from January 27, 2021 to January 27, 2022, effective on January 27, 2017 (the “Extension Date”).
C.    Each of the undersigned Extending Lenders has agreed to extend its Commitment in accordance with Schedule I hereto.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Extension of Commitments. Effective as of the Extension Date, the Termination Date of the Commitment of each Extending Lender identified on Schedule I shall be extended to January 27, 2022, which, for purposes of Section 2.08(d)(ii) of the Credit Agreement, shall be the “Current Termination Date.”
2.    Conditions Precedent to Effectiveness of Commitment Extension. Subject to the satisfaction of the following conditions, the Commitment Extension shall be effective as of the Extension Date:

1)	Administrative Agent shall have received:

a)	counterparts of this Agreement, executed by Borrower and each Extending Lender;

b)	an Extension Letter;

c)	a certificate (in the form of Exhibit A hereto) of the Borrower dated the Extension Date signed by a Responsible Officer of the Borrower, certifying that:

i)	on such date, no Default under the Credit Agreement has occurred and is continuing;

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ii)
the representations and warranties of the Borrower contained in the Credit Agreement are true and correct as of the Extension Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations and warranties in Section 5.04(c), Section 5.05 and Section 5.13 of the Credit Agreement; and

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iii)
any governmental, regulatory and third party approvals of any Governmental Authority, including, without limitation, the KPSC and/or FERC, required to authorize the Commitment Extension are attached thereto and remain in full force and effect.

d)
Opinions of counsel (in the form of Exhibit B) for the Borrower, addressed to the Administrative Agent and each Lender, dated the Extension Date, in form and substance satisfactory to the Administrative Agent.

2)
No action shall have been taken by any competent authority in connection with the approvals referred to in Section 2(1)(c)(iii) which could restrain or prevent the Commitment Extension or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Commitment Extension.

3)
Borrower shall have paid all fees and expenses that are required to be paid as of the date set forth in that certain fee letter dated October 31, 2016, between the Borrower and Wells Fargo Securities, LLC;

4)	Lenders holding Commitments that aggregate at least 51% of the aggregate Revolving Commitments of the Lenders on or prior to the Election Date shall have agreed to extend the Current Termination Date.
3. Termination Date Amendment. Upon execution of this Agreement by the requisite Lenders under Section 9.05 of the Existing Credit Agreement, with effect from and including the date hereof, (a) Section 1.01 of the Existing Credit Agreement is amended by amending the definition of “Termination Date” by replacing “December 31, 2020” in clause (i) thereof with “January 27, 2021,” and (b) Section 2.08(d)(ii) of the Existing Credit Agreement is amended by adding the words “up to” immediately prior to “one year after the Current Termination Date.”
4.    Miscellaneous.

(a)
(i) Headings and captions may not be construed in interpreting provisions; (ii) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (iii) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

(b)
Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

5.     FULL FORCE AND EFFECT; RATIFICATION; ENTIRE AGREEMENT. EXCEPT AS EXPRESSLY MODIFIED HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT ARE UNCHANGED AND REMAINS IN FULL FORCE AND EFFECT, AND, AS MODIFIED HEREBY, THE BORROWER CONFIRMS AND RATIFIES ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT. THIS AGREEMENT SHALL CONSTITUTE A LOAN DOCUMENT FOR ALL PURPOSES OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF ANY LENDER OR THE ADMINISTRATIVE AGENT UNDER ANY OF THE LOAN DOCUMENTS, NOR, EXCEPT AS EXPRESSLY PROVIDED HEREIN, CONSTITUTE A WAIVER OR AMENDMENT OF ANY PROVISION OF ANY OF THE LOAN DOCUMENTS. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER

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WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LOUISVILLE GAS AND ELECTRIC COMPANY a Kentucky corporation
By:	/s/ Daniel K. Arbough
Name: Daniel K. Arbough
Title: Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swingline Lender and Issuing Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

BANK OF AMERICA, N.A. as an Extending Lender
By:	/s/ Maggie Halleland
	Name:	Maggie Halleland
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as an Extending Lender
By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

BARCLAYS BANK PLC as an Extending Lender
By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

CITIBANK, N.A. as an Extending Lender
By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

MIZUHO BANK, LTD. as an Extending Lender
By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA as an Extending Lender
By:	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender
By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

BNP PARIBAS as an Extending Lender
By:	/s/ Francis DeLaney
	Name:	Francis DeLaney
	Title:	Managing Director
BNP PARIBAS as an Extending Lender
By:	/s/ Karima Omar
	Name:	Karima Omar
	Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH as an Extending Lender
By:	/s/ Gordon R. Eadon
	Name:	Gordon R. Eadon
	Title:	Authorized Signatory

By:	/s/ Anju Abraham
	Name:	Anju Abraham
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as an Extending Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory
By:	/s/ Lorenz Meier
	Name:	Lorenz Meier
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA as an Extending Lender
By:	/s/ Josh Rosenthal
	Name:	Josh Rosenthal
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A. as an Extending Lender
By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

ROYAL BANK OF CANADA as an Extending Lender
By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

SUN TRUST BANK as an Extending Lender
By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

UBS AG, STAMFORD BRANCH as an Extending Lender
By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director
By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ James O’Shaughnessy
	Name:	James O’Shaughnessy
	Title:	Vice President

THE BANK OF NEW YORK MELLON as an Extending Lender
By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Managing Director

SCHEDULE I
COMMITMENTS AND APPLICABLE PERCENTAGES OF EXTENDING LENDERS

LENDERS	COMMITMENT	PERCENTAGE

Wells Fargo Bank, National Association Bank of America, N.A. JPMorgan Chase Bank, N.A. Barclays Bank PLC Citibank, N.A. Mizuho Bank, Ltd. The Bank of Nova Scotia The Bank of Tokyo-Mitsubishi UFJ, Ltd. BNP Paribas Canadian Imperial Bank of Commerce Credit Suisse AG, Cayman Islands Branch Goldman Sachs Bank USA Morgan Stanley Bank, N.A. Royal Bank of Canada Suntrust Bank UBS AG, Stamford Branch U.S. Bank National Association The Bank of New York Mellon PNC Bank, National Association	$32,500,000 32,500,000 32,500,000 32,500,000 32,500,000 32,500,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 25,000,000 15,000,000 15,000,000	6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 3.0% 3.0%

Total	$500,000,000	100%

Exhibit A – Form of Officer’s Certificate to be dated the Extension Date

Exhibit B – Form of Counsel’s Opinion to be dated the Extension Date